Exhibit 10.33

Below is the Loan Agreement, dated December 2017, by and among Pure Value Trading Company (Shanghai) Limited (referred to below as “Zhifu Trading (Shanghai) Co., Ltd.”), Shufen Xiao, Xiaoli Lou and Jihuiduo Technology Limited (referrd to below as “Jihuiduo (Beijing) Technology Co., Ltd”). Certain identified information has been excluded from this exhibit because it is both immaterial and is the type that the registrant treats as private and confidential.

LOAN AGREEMENT

by and among

Zhifu Trading (Shanghai) Co., Ltd.

(志福商贸（上海）有限公司)

and

Shufen Xiao

（肖淑芬）

and

Xiaoli Lou

(娄晓丽)

and

Jihuiduo (Beijing) Technology Co., Ltd

(积惠多(北京)科技有限公司)

___ December 2017

This LOAN AGREEMENT (“Agreement”) is entered into on ___ December 2017 (“Signing Date”) in Shanghai, People’s Republic of China (“PRC”), by and among:

(1)	Zhifu Trading (Shanghai) Co., Ltd (志福商贸（上海）有限公司), a limited liability company incorporated under the laws of the PRC, with its registered address at Room E06, 2nd Floor, No. 225 Fute Road North , Pilot Free Trade Zone, Shanghai, PRC (中国（上海）自由贸易试验区富特北路 225 号第二层 E06 室) (“Party A”);

(2)	Xiaoli Lou(娄晓丽), a PRC citizen and holder of identity card number [XXXXXXXXXXX], whose residential address is at [XXXXXXXXXXXX] [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX] [XXXXX] (“Party B”);

(3)	Shufen Xiao(肖淑芬), a PRC citizen and holder of identity card number [XXXXXXXXXXX], whose residential address is at [XXXXXXXXXXX] [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX] [XXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXX] (“Party C”); and

(4)	Jihuiduo (Beijing) Technology Co., Ltd (积惠多(北京)科技有限公司), a limited liability company incorporated under the laws of the PRC, with its registered address at Room 501-19, Building 49, No. 17, South Forth Jingsheng Street, Tongzhou District, Beijing, PRC (北京市通州区景盛南四街 17 号院 49 号楼 5 层 501-19) (“Company”).

(collectively, the “Parties”, individually, a “Party”)

BACKGROUND:

A.	Party A, directly or through its affiliate, extended a loan of RMB 500,000 to each of Party B and Party C (“Loan”) for Party B and Party C to in turn to contribute to the Company’s registered capital to be used by the Company to develop its business.

B.	Party A, Party B, Party C and the Company wish to sign a written agreement formally setting forth the terms and conditions on which the Loan was extended.

Loan Agreement	- 2 -

NOW, THEREFORE, the Parties agree as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions. The following terms have the meanings assigned to them below.

Business Day	means a day on which commercial banks are open for business in the PRC.

Call Option Agreement	means the Call Option Agreement entered into by the Parties.

Confidential Information	means any information of a confidential nature relating to the Parties and the Company, including any confidential information concerning their respective structure, business activities (including financial information, client lists and business policies), technology, released or unreleased software or hardware products, and marketing plans, regardless of the format in which such information is stored or communicated, and including any excerpts, summaries or other derivative products containing the same.

Designated Person	means any person designated by Party A in writing.

Equity Interests	means the entire equity interests of the Company held by Party B and Party C.

Equity Pledge Agreement	means the equity pledge agreement to be entered into between the Party A , Party B and Party C.

Event of Default	means any event as described in Article 2.4.

Force Majeure	means any fire, flood, war, act of government or other natural or man-made event which is unforeseen by the Parties (or if foreseen, reasonably unavoidable) and which prevents the performance of this Agreement by any or all of the parties, but excluding any shortage of credit or lack of funding which may affect Party B or Party C’s ability to perform repayment of the entire amount or any portion of the Loan.

Power of Attorney	means the irrevocable power of attorney issued by Party B and Party C on ___ December 2017, pursuant to which Party A or the Designated Person(s) shall be authorised to act on behalf of Party B and Party C in exercising their rights and obligations as shareholders of the Company.

Repayment Notice	means a written notice from Party A to either (or both of) Party B or Party C, demanding partial or total repayment of the Loan.

Services Agreement	means the Exclusive Services Agreement entered into between Party A and the Company on ___ December 2017.

Loan Agreement	- 3 -

1.2	Interpretation. Unless the context otherwise requires: (a) each accounting term not otherwise defined in this Agreement has the meaning assigned to it in accordance with the PRC GAAP, consistently applied; (b) all headings are for reference purposes only and do not affect the meaning or interpretation of any provision; (c) any reference to an Article is to an Article of this Agreement; (d) the use of the plural will include the use of the singular, and vice versa; (e) a reference to a day, month or year is to a calendar day, month or year; and (f) the words “includes” and “including” will mean “includes, without limitation” and “including, without limitation,” as applicable, and the word “any” shall mean “any or all.”

2.	LOAN

2.1	Payment. Party A will at its discretion extend the Loan in full to the PRC bank account designated by Party B and Party C.

2.2	Purpose of the Loan. Each of Party B and Party C shall use the Loan solely to contribute to the Company’s registered capital, which will in turn be used for the development of the Company’s business. Without Party A’s prior written consent, Party B or Party C shall not use the Loan for any other purpose.

2.3	Term of the Loan. The Loan will become immediately due and repayable in full (including any interest thereon accrued in accordance with Article 3) only upon the occurrence of the following:

(a)	the date on which Party B and/or Party C receives a Repayment Notice; and

(b)	the date on which an Event of Default occurs.

2.4	Event of Default. An “Event of Default” will occur if either (or both of) Party B or Party C:

(a)	transfers or attempts to transfer any of the Equity Interests without Party A’s written consent;

(b)	dies, or wholly or partially loses his capacity to perform civil or legal acts;

(c)	is charged with a criminal offense; or

(d)	becomes the subject of a third-party claim for an amount in excess of RMB 500,000.

Loan Agreement	- 4 -

3.	REPAYMENT OF LOAN

3.1	Repayment Method.

(a)	Party A may at any time purchase, or authorise the Designated Person to purchase, all or part of the Equity Interests at such price as Party A determines in its sole discretion (“Transfer Price”).

(b)	Party B and Party C shall use all monies received through the payment of the Transfer Price to repay Party A for the Loan, in such manner as designated by Party A in accordance with this Agreement.

(c)	If the Transfer Price exceeds the principal amount of the Loan, the excess amount will be deemed as interest payable on the Loan and will be payable to Party A in cash. Otherwise, the Loan will be deemed to be interest-free.

3.2	Repayment upon Default. Upon the occurrence of an Event of Default, the entire amount of the Loan, together with any applicable interest, will become immediately due and payable.

4.	REPRESENTATIONS AND WARRANTIES

4.1	Party A’s Representations and Warranties. Party A represents and warrants as follows:

(a)	it is a company incorporated and validly existing under the laws of the PRC;

(b)	it has all due power and authority to enter into and perform this Agreement;

(c)	its execution and performance of this Agreement will not result in a breach of any law, regulation, authorisation, or agreement to which it is subject; and

(d)	the terms and conditions in this Agreement constitute legal, valid, and binding obligations enforceable against it.

Loan Agreement	- 5 -

4.2	Party B and Party C’s Representations and Warranties. Each of Party B and Party C represents and warrants as follows:

(a)	she has contributed to the Company all of the capital required to hold the Equity Interests in accordance with the laws of the PRC, and has obtained a corresponding capital verification report issued by a qualified accountant, upon the request and at the cost of Party A;

(b)	she has the legal capacity to enter into and perform this Agreement;

(c)	her execution and performance of this Agreement will not result in a breach of any law, regulation, authorisation, or agreement to which she is subject;

(d)	the terms and conditions in this Agreement constitute legal, valid, and binding obligations enforceable against him; and

(e)	there is no on-going or pending dispute, action, arbitration, administrative procedure or other legal proceeding against him.

4.3	Company’s Representations and Warranties. Company represents and warrants as follows:

(a)	it is a company incorporated and validly existing under the laws of the PRC;

(b)	it has all due power and authority to enter into and perform this Agreement;

(c)	its execution and performance of this Agreement will not result in a breach of any law, regulation, authorisation, or agreement to which it is subject; and

(d)	the terms and conditions in this Agreement constitute legal, valid, and binding obligations enforceable against it.

5.	UNDERTAKINGS OF PARTY B AND PARTY C

5.1	Regarding the Company. Each of Party B and Party C shall exercise any voting rights arising out of the Equity Interests and take all other necessary actions to ensure that the Company:

(a)	obtains or completes each (as appropriate) governmental approval, authorisation, licence, registration and filing procedure that is necessary to perfect the ownership of its respective assets and to engage in the businesses specified in its business licence;

Loan Agreement	- 6 -

(b)	does not supplement or modify its articles of association or other constituent documents, increase or reduce its registered capital, change its current business activities, or alter its shareholding structure, without the prior written consent of Party A;

(c)	manages its business and handles its financial and commercial affairs prudently and in accordance with the relevant laws and codes of practice;

(d)	does not sell, transfer, pledge or otherwise dispose of any legal or beneficial interest of its assets, businesses or income, or permit the creation of such other security interest thereon, without the prior written consent of Party A;

(e)	does not incur, inherit, warrant or permit the existence of any debt or encumbrance without the prior written consent of Party A;

(f)	does not enter into any contract valued in excess of RMB 5,000 without the prior written consent of Party A, except in the ordinary course of business;

(g)	does not, under any circumstance, enter into any contract valued in excess of RMB 100,000 without the prior written consent of Party A;

(h)	does not extend any loan or credit to any party, or provide any guarantee or assume any obligation of any party, without the prior written consent of Party A;

(i)	provides all information relating to its operations and financial affairs to Party A upon Party A’s request;

(j)	obtains and maintains insurance with insurers acceptable to Party A, for an amount and on terms and conditions comparable to the insurance maintained by companies engaging in similar businesses with similar assets or properties and in terms satisfactory to meet any insurance requirements at law in the jurisdictions in which the Company operates;

(k)	does not merge or consolidate with any third party or acquire or invest in any third party, without the prior written consent of Party A;

Loan Agreement	- 7 -

(l)	notifies Party A immediately if any legal action, arbitration or administrative procedure relating to his assets, operations or income arise or become likely to arise;

(m)	does not pay dividends or distributions of any kind to its shareholders without the prior written consent of Party A; and

(n)	promptly notifies Party A in writing of the occurrence of any event that has or might have a material adverse effect on its assets, obligations, rights or operations.

5.2	Personal Undertakings. Each of Party B and Party C shall:

(a)	not sell, transfer, pledge or otherwise dispose of any of the Equity Interests, or permit creation of such other security interest thereon, without the prior written consent of Party A;

(b)	enter into all necessary or appropriate agreements, take all necessary or appropriate actions, and make all necessary or appropriate defences for the Company for the purpose of maintaining ownership of the Equity Interests (unless requested otherwise in writing by Party A) or as requested in writing by Party A;

(c)	not take any action or fail to take any action that may materially and adversely affect the assets, operations or liabilities of the Company, without the prior written consent of Party A;

(d)	appoint only persons nominated by Party A to serve as directors of the Company;

(e)	use all proceeds from the Transfer Price solely to repay the Loan (including any applicable interest on the same), in accordance with this Agreement;

(f)	issue the Power of Attorney within 3 days after the Signing Date;

(g)	execute the Call Option Agreement and Equity Pledge Agreement within 3 days after the Signing Date;

(h)	take all actions to ensure that the Equity Pledge Agreement, Call Option Agreement, Power of Attorney, Intellectual Property License Agreement and Services Agreement remain in full effect and free of default for the duration of the Loan, and that each relevant filing, registration procedure, approval, and governmental proceedings are duly obtained or completed; and

(i)	strictly observe all provisions and perform all obligations under this Agreement, the Equity Pledge Agreement, the Call Option Agreement and the Power of Attorney, and not cause or contribute to any action or omission that may impair their validity or enforceability.

Loan Agreement	- 8 -

6.	PENALTY INTEREST

6.1	If either Party B or Party C fails to comply with his repayment obligations under this Agreement, interest will be levied at the rate of 0.3% per day (compounded daily) upon the outstanding amount of the Loan, beginning on the date on which such amount becomes due and payable until the date on which the overdue amount is settled in full.

6.2	Party and/or Party C B shall remit the interest penalty in cash into a bank account designated in writing by Party A within five days after the interest is levied.

7.	CONFIDENTIALITY

7.1	Confidentiality Obligations. Each Party (“Receiving Party”) shall maintain the strict confidentiality of any and all Confidential Information of the other Parties (each, “Disclosing Party”) to which it may become privy before or during the performance of this Agreement, and shall not disclose any such Confidential Information to any third party except to its relevant employees, affiliates, officers and advisors (as applicable) on a “need-to-know” basis and provided that the aforesaid recipients of Confidential Information are subject to written confidentiality undertakings which are no less strict than the obligations set out in this Agreement. A Receiving Party shall use Confidential Information only for performing this Agreement or such other purpose as the relevant Disclosing Party permits in writing.

7.2	Exceptions. The disclosure of Confidential Information by a Receiving Party will not be deemed a breach of its confidentiality obligations if:

(a)	the Disclosing Party has given its prior written consent to the disclosure;

(b)	the Confidential Information has entered the public domain through no fault or wrongful act of the Receiving Party;

(c)	the Confidential Information has been rightfully received by the Receiving Party from a third party which developed such information independently and was not subject to any confidentiality obligation with regard to the same;

Loan Agreement	- 9 -

(d)	the Confidential Information was, prior to this Agreement or any other separate non-disclosure agreement previously existing between the Parties and independently developed by the Receiving Party without the use, directly or indirectly, of the Confidential Information; or

(e)	the disclosure of Confidential Information is required pursuant to law or a court order of competent jurisdiction, provided that the Receiving Party has (i) limited such disclosure to the extent required by such applicable law or court order, and (ii) provided the Disclosing Party with sufficient notice of the need to disclose the Confidential Information to allow the Disclosing Party with the opportunity to oppose the disclosure thereof by means of any available objections or appeals.

7.3	Survival. The obligations under this Article 7 will survive the termination of this Agreement for any reason whatsoever.

8.	BREACH OF CONTRACT

8.1	Breach. A Party will be in breach of this Agreement if:

(a)	it fails to perform its obligations under this Agreement fully and in a timely manner, and does not rectify any such failure within 30 days after written demand from any other Party requesting the same; or

(b)	any representation or warranty made by a Party under this Agreement is or later becomes, materially false, misleading or untrue.

8.2	Liability for Breach. Any Party that breaches this Agreement shall indemnify the other Parties against, and compensate them for, any damages or losses incurred as a result, including third-party claims.

9.	FORCE MAJEURE

A Party who is unable to perform its obligations under this Agreement as a direct result of Force Majeure will not be deemed to be in breach of this Agreement, provided that the following conditions are satisfied simultaneously:

9.1	its failure to perform its obligations under this Agreement has been directly caused by Force Majeure;

9.2	it has used reasonable efforts to perform its obligations under this Agreement and has taken necessary precautions to reduce the losses to the other Parties arising from the Force Majeure;

Loan Agreement	- 10 -

9.3	it has immediately informed the other Parties in writing after the occurrence of Force Majeure; and

9.4	it has provided written information and supporting documentation, including a statement of the reasons for the delay in implementing or partially implementing this Agreement, within 15 days after the occurrence of Force Majeure.

10.	GOVERNING LAW

This Agreement will be governed by and construed in accordance with the laws of the PRC, without giving either reference or effect to any principle of conflict of laws or choice of laws.

11.	DISPUTE RESOLUTION

11.1	If any dispute arises from or in connection with this Agreement, the Parties shall attempt in the first instance to resolve it through friendly consultations or mediation. If the dispute cannot be resolved within 30 days, then either Party may refer the dispute to the China International Economic and Trade Arbitration Commission (“CIETAC”) for arbitration which shall be conducted in Shanghai in accordance with CIETAC’s arbitration rules in effect at the time of applying for arbitration. The arbitral award will be final and binding upon both Parties. The number of arbitrators will be one. The arbitration proceedings will be conducted in English.

11.2	The winning party may, at the cost and expense of the one or more losing parties, apply to any court of competent jurisdiction for enforcement of such arbitral award.

11.3	During the period when the dispute is being resolved, except for the matters under dispute, the Parties shall continue performing this Agreement in all respects.

12.	MISCELLANEOUS

12.1	Notices. All notices or other communications made pursuant to this Agreement will be written in English, and delivered in person (including by courier), by first class mail or facsimile, to the addresses set forth below. A notice shall be deemed to have been delivered (a) on the date of signing of the delivery receipt in the case of delivery in person (including by courier); (b) on the 10th day of the mailing date in the case of delivery by mail; and (c) on the date recorded in the transmission record in the case of facsimile, unless delivery is made after 5:00 pm on a Business Day or on a non-Business Day in the place of receipt, in which case delivery shall be deemed to occur at 9:00 am on the following Business Day.

Loan Agreement	- 11 -

Party A:	Zhifu Trading (Shanghai) Co., Ltd. (志福商贸（上海）有限公司)

Address:	Room E06, 2nd Floor, No. 225 Fute Road North, Pilot Free Trade Zone, Shanghai, PRC (中国（上海）自由贸易试验区富特北路225 号第二层E06室)

Tel:	_________
Attn:	Alan Martin Clingman

Party B:	Xiaoli Lou (娄晓丽)

Address:	[XXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXX]

Tel:	[XXXXXXXXXXX]

Party C:	Shufen Xiao (肖淑芬)

Address:	[XXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXX]

Tel:	[XXXXXXXXXXX]

Company:	Jihuiduo (Beijing) Technology Co., Ltd (积惠多(北京)科技有限公司)

Address:	Room 501-19, Building 49, No. 17, South Forth Jingsheng Street, Tongzhou District, Beijing, PRC (北京市通州区景盛南四街 17 号院 49 号楼5 层501-19)

Tel:	[XXXXXXXXXXX]
Attn:	Jessie Fu (付建新)

Loan Agreement	- 12 -

12.2	Entire Agreement. This Agreement constitutes the entire agreement between the Parties in respect of the subject matter hereof and supersedes any previous discussions, negotiations and agreements related thereto.

12.3	Amendment. This Agreement may be amended only by a written agreement signed by the parties. The Parties shall obtain all requisite approvals from the relevant authorities to give effect to the amendment.

12.4	No Waiver. Unless otherwise agreed by the Parties in writing, any failure or delay on the part of any Party to exercise any right, authority or privilege under this Agreement, or under any other related agreement, will not operate as a waiver thereof; nor will any single or partial exercise of any right, authority or privilege preclude any other future exercise thereof.

12.5	Severability. The provisions of this Agreement are severable from each other. The invalidity of any provision of this Agreement will not affect the validity or enforceability of any other provision of this Agreement.

12.6	Assignment. Party B and Party C shall not assign any of his rights or obligations under this Agreement without the prior written consent of Party A. Party A may assign any of its rights or obligations under this Agreement to a Designated Person at any time. Party B and Party C shall cooperate fully with Party A to affect any such assignment, including signing any documentation.

12.7	Counterparts. This Agreement is executed in four counterparts, each of which will constitute an original and all of which, when taken together, will constitute one agreement. Each Party shall retain one counterpart.

[Signature page follows]

Loan Agreement	- 13 -

IN WITNESS WHEREOF, the Parties have executed or have caused their duly authorised representatives to execute this Agreement as of the Signing Date.

For and on behalf of
Zhifu Trading (Shanghai) Co., Ltd.
（志福商贸（上海）有限公司）
(Company Seal)

Signature:	/s/ Alan Martin Clingman
Name:	Alan Martin Clingman
Title:	Legal Representative

Xiaoli Lou （娄晓丽）

Signature:	/s/ Xiaoli Lou

Shufen Xiao （肖淑芬）

Signature:	/s/ Shufen Xiao

For and on behalf of

Jihuiduo (Beijing) Technology Co., Ltd
（积惠多（北京）科技有限公司）
(Company Seal)

Signature:	/s/ Xiaoli Lou
Name:	Xiaoli Lou （娄晓丽）
Title:	Legal Representative

Signature Page to Loan Agreement